EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of BIM Homes, Inc. (the “Company”), for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, Daniel Masters, chief executive officer of the Company, and Howard Behling, chief financial officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:

/s/ Daniel Masters

Daniel Masters

Chief Executive Officer

Dated March 11, 2016

By:

/s/ Howard Behling

Howard Behling

Chief Financial Officer

Dated March 11, 2016